Public Service Enterprise Group

Boston Investor Meeting

Boston, MA

February 13, 2008

Forward-Looking Statement

The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation
Reform Act of 1995. Although we believe that our expectations are based on information currently available and on reasonable
assumptions, we can give no assurance they will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our
Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K filed with the Securities and Exchange Commission (SEC), and available on our website: http://www.pseg.com.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears. These slides are only intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG Strategic Overview

Ralph Izzo

Chairman, President and Chief Executive Officer

Tom O’Flynn

Executive Vice President and Chief Financial Officer
President – PSEG Energy Holdings

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings

PSEG Global

PSEG Resources

4

PSEG Overview

Electric Customers:        2.1M

Gas Customers:                  1.7M

Nuclear Capacity:     3,500 MW

Total Capacity:        13,300 MW

Traditional T&D

Leveraged
Leases

2008E Operating Earnings:    $1,420M - $1,560M

2008 EPS Guidance:                         $2.80 - $3.05

Assets (as of 09/30/07):                             $28.9B

Market Capitalization (as of 2/6/08):         $23.6B

Domestic/Int’l
Energy

Regional
Wholesale Energy

2007 Operating Earnings:   $376M*                                    $949M*                                                                  $115M*

2008 Guidance:  $350M - $370M                          $1,040M - $1,140M                                  $45M - $60M

* See page 44 for Items excluded from Net Income to reconcile to Operating Earnings

Total Domestic:
2,700 MW

PSEG – 2007: A Defining Year

Solidified operations

Resumed independent operation of Nuclear

Top decile reliability standards maintained at PSE&G

Successful re-staffing of organization

Meeting commitment to system reliability

Transmission investment announced

New investment in peaking generation announced

Addressing NJ’s clean energy goals

Multi-faceted strategy

Delivered on financial promises

Earnings at upper end of guidance despite loss of some international earnings

Latin American assets sold at attractive values

Balance sheet strengthened with reduction in debt

Cash returned to shareholders

Earnings – A Year of Strong Results…

$2.71

$2.80 – $3.05

$1.73

* Reflects 2:1 stock split, effective February 5, 2008. See page 44 for Items excluded from Net Income to reconcile to Operating Earnings
** Percentage change in growth based on mid-point of guidance

… to be followed by growth.

2007
Guidance:
$2.58 - $2.73

$0.00

$1.00

$2.00

$3.00

$4.00

2006 Operating

Earnings*

2007 Operating

Earnings*

2008 Guidance*

Environmental position

A carbon constrained future

Critical infrastructure needs

Capacity requirements in
constrained markets

… creates opportunities for PSEG’s long-term growth.

The current business environment…

Regional Greenhouse Gas Initiative
(RGGI) enacted in NJ – PSE&G part
of the solution

Well operating nuclear fleet with
growth potential

Back-end technology on  Hudson
and Mercer ($1B - $1.2B)

Solar initiative proposed for $100M

Increased utility investment

Transmission investment of $1.6B
over 5 years

Pursuing 300 – 400MW expansion
of peaking capacity ($250M -
$350M)

Climate change is the preeminent issue of our time…

The issue cuts across the PSEG group of companies

Three critical strategies are required to meet carbon
reduction goals:

Conservation

Renewables

Clean, zero and low-carbon central station electric
generating capacity

… with our response defining the future of the company.

Climate initiatives…

Regional Greenhouse Gas Initiative (RGGI) effective January 1, 2009

Energy Master Plan – No explicit CO2 target, but:

20% energy efficiency by 2020

Calls for 20% renewables by 2020

Draft Plan expected in Spring 2008

NJ Global Warming Response Act:

Stabilization of economy-wide greenhouse gas emissions at 1990 levels by 2020.

Reduction of economy-wide greenhouse gas emissions to 80% below
2006 levels by 2050.

Establishes emissions portfolio standard for suppliers of power into NJ

… present numerous opportunities for PSE&G and PSEG Power.

CO_2 Emissions
Big Rivers Electric Corp
NiSource Inc
Vectren Corporation
Ameren
Edison International
E.ON U.S.
Dynegy Inc
Hoosier Energy
East Kentucky Power Coop
Reliant
AES Corp
Allegheny Energy Inc
DPL Inc
Mirant Corp
Buckeye Power Inc
Tennessee Valley Authority
American Electric Power (AEP)
CMS Energy
DTE Energy
Duke Energy
Old Dominion Electric Coop
FirstEnergy
Progress Energy
Dominion
PPL
Constellation Energy Group, Inc
U S Bank National Assoc
Cogen Technologies Linden
PSEG
Exelon Corporation

Policymakers are looking to Cap and Trade for the power
industry to reduce CO2 emissions

PSEG’s generation carbon intensity is lower than many
competitors and benefits from virtually any form of carbon
restrictions.

* Source: Energy Information Administration (2006)

2006 Emissions Rate Ranking
(Companies in PJM)

0

500

1,000

1,500

2,000

2,500

3,000

Right set of assets…

Large, diverse mix of low-cost, base-load, load-following generating assets

Reliable electric and gas distribution and transmission systems

Stable portfolio of investments in domestic generation and leases

Right markets…

Generation assets operate in attractive and growing markets

Nuclear and coal base-load capacity operate in markets where the price for power is set by gas

Transmission and distribution assets provide service in a modest growth market with reasonable regulation

At the right time…

Mid-Atlantic, New England and Texas recognizing the value of capacity in constrained areas

A move to control carbon benefits our nuclear-based fleet

Power has opportunity for brownfield development at existing sites

Attractive values for international assets

T&D set to benefit from capital investment for new infrastructure

PSEG – Excellent position for today…

… ready for tomorrow.

Dividends – Returning cash to shareholders

2.7%**

2.8%

3.5%

3.8%

4.8%

5.6%

6.4%

4.9%

5.7%

5.9%

Yield

44%**

45%

85%

65%

70%

62%

111%

59%

59%

69%

Payout
Ratio

*Annual dividend rate reflects 2:1 stock split effective on February 5, 2008.
**2008 yield calculation based on PEG stock price as of January 18, 2008; payout ratio based on mid-point of  2008 earnings guidance
Payout ratio = percent of income paid to shareholders as common dividends; Yield = annual dividend as a percent of the average stock price for the year.

PSEG Annual Dividend Rate*

5-year rate of growth: 4.1%
10-year rate of growth: 2%

$1.08

$1.08

$1.08

$1.08

$1.08

$1.10

$1.12

$1.14

$1.17

$1.29

$1.00

$1.20

$1.40

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008E

Creating shareholder value for the long-term…

… has been and will continue to be our focus.

Total Comparative Returns
(12/31/97 – 12/31/07)

-50

0

50

100

150

200

250

300

350

400

450

1997

2007

PEG

S&P Electrics

PSEG Power

Positioned for growth in 2008 and beyond – PSEG Power

Strong
Operations

Constructive
Regulatory,
Business and
Market
Environment

Growth
     Opportunities
with Manageable
Risk

Continued focus on strong performance of
nuclear fleet

Resumed independent operations at year-end

Increased output from entire fleet

NJ BGS model represents deep, liquid market
providing opportunity to contract output over
multi-year period

PJM’s capacity market supports reliability

Nuclear and coal base-load fleet sold in
market with power prices set by gas

Proposed construction of 300-400MW of new
gas fired peaking capacity

Reviewing generation opportunities

Exploring new nuclear

Hedging program provides near-term stability from market
volatility…

… while remaining open to long-term market forces.

Estimated
impact of
$10/MWh PJM
West RTC price
change*

$0.01 - $0.02

$0.15 - $0.45

*Assuming normal market dynamics

Other output

$0.04 - $0.10

Nuclear and
Coal Output

2008

$66-68/MWh

2009

$72-75/MWh

2010

$76-79/MWh

Power’s Generation Output

0%

20%

40%

60%

80%

100%

2008

2009

2010

Contracted Output & Prices

Power expects to realize increasing margin improvement…

… through the repricing of capacity at market prices.

Power’s capacity is located in three Northeast markets

Open Capacity

2008

Delivery Year ($MW/Day)

(a) – includes APS

PJM

NY

NE

Total Capacity 13,300MW

(~ 1,000 - 1,500MW under RMR)

The RPM Auction to date has provided strong price signals in PJM

$56-60

$49-51

$38-41

per KW-yr

2010

2009

2008

Contracted Prices

Power’s pricing for capacity improves over time

$174.29

$174.29

$174.29

2010 / 2011

$97.82

    $191.32 (a)

$191.32

2009 / 2010

$111.92

---

$148.80

2008 / 2009

2007 / 2008

Zones

$40.80

Rest of Pool

---

MAAC

$197.67

Eastern MAAC

$33 - $34

$36 - $37

$44 - $46

$67 - $70

$58 - $60

$68 - $71

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$55.59

$55.05

$65.91

~ $21

~ $18

~ $21

$102.51

~ $32

$98.88

~ $41

~ $43

$111.50

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

Power’s fleet diversity and location...

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction.

Note: Prices reflect PSE&G Zone

2003

2004

2005

2006

2007

2008

… are expected to drive significant increases in Power’s
gross margin.

Operational improvements and recontracting in current
markets…

Energy

Capacity

$0

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007

2008 Est

2009 Est

Realized Gross Margin

Power’s open EBITDA is approximately $2.4 - $2.6 billion…

… which will vary depending upon market drivers.

~ $40M

$1/MWh

~ $64 - 68/MWh

(PJM-West)

Energy

~ $1.0 – 1.05B

O&M

Capacity

~ $120M

$10/KW-yr

~ $60 - $65/KW-yr

    (~ $165 - $178/MW-day)

Impact
EBITDA

Sensitivity

Assumption

Note: 2007 EBITDA $1.85B

PSE&G

Positioned for growth – PSE&G

Strong
Operations

Growth
      Opportunities
with Manageable
Risk

Mid-Atlantic ReliabilityOne award – six years
running

O&M growth less than inflation

Rate agreement provides opportunity to earn
authorized return

RGGI provides PSE&G with opportunity for a
strong role in meeting the State’s energy
efficiency goals

Proposed $100M solar initiative

NJ Energy Master Plan – draft proposal
expected in Spring 2008

Transmission projects represent potential
$1.6 billion investment over 5 years beginning
in 2008

Opportunity for additional growth with EMP
initiatives

Constructive
Regulatory,
Business and
Market
Environment

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission; NJ BPU regulation for electric and gas distribution

Electric and Gas distribution rates frozen through November 2009

PSE&G’s base investment plan …

2007 Actual

Rate Base = $6.4 B

2012 Base Plan

Rate Base = $10.2 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid
base for future earnings growth potential of 7-8% per year.

PSE&G Rate Base

Gas

Distribution

35%

Electric

Transmission

13%

Electric

Distribution

52%

Gas

Distribution

30%

Electric

Transmission

22%

Electric

Distribution

48%

New transmission investment

Transmission investment in 500Kv programs designed to
improve reliability

Proceeding with necessary permits to support PSE&G investment in
500Kv Susquehanna to Roseland line

Filed with FERC for incentives on $600 - $650 million
investment in this project

PSE&G seeking 150 basis points in its authorized return on equity and 100% CWIP in rate base

Regulatory approach supports on-time recovery of capital
investment

Regional Greenhouse Gas Initiative (RGGI)

NJ Department of Environmental Protection (DEP) authorized to sell, exchange, retire or auction greenhouse gas allowances

RGGI to transition to national program that is comparable in scope

Greenhouse Gas Emission Portfolio Standard (EPS) to be implemented by July 2009

Utility companies allowed to invest in energy efficiency, conservation and
Class 1 renewable energy resources on a regulated basis

Global Warming Solutions Fund to be established with proceeds from auction to invest in renewable energy, energy efficiency and customer support programs

… is a step towards meeting NJ’s energy goals.

PSEG Energy Holdings

A re-positioning of assets at PSEG Energy Holdings

Strong
Operations

Growth
      Opportunities
with Manageable
Risk

Texas gas-fired assets – continued strong
performance

Other US generation – predictable strong
performance from contracted base-load and
peaking assets

Resources – focus on lessee credit ratings

Strong economic fundamentals and
strengthening foreign exchange rate has
supported value of the remaining Latin
American asset

ERCOT represents a market with better than
average demand growth

Resources – tax issues monitored closely

Capitalized on attractive values for
international assets

Strong cash flow generation for debt
retirement and growth

Constructive
Regulatory,
Business and
Market
Environment

Cash on
hand

Cash From
Ops

Recourse
Bond
Redemptions

SAESA N.R.
Financing

PSEG Energy Holdings Sources and Uses
2005 – Feb 2008

Asset
Sales

During the past three years, Energy Holdings has
substantially decapitalized its balance sheet…

… which allowed PSEG to both reduce its exposure to
international risk and redeploy capital to core businesses.

Dividends/ROC to
PSEG

Cash on
hand

IRS Deposit

$2.7 B

$2.7 B

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

Sources

Uses

PSEG

$   872

(66)

161

262

$   515

2006

$  1,377

(63)

115

376

$   949

2007

Operating Earnings

Per Share

$ Millions (except EPS)

  (0.13)

  (0.13)

Enterprise

$   1.73

$   2.71

PSEG

  0.32

  0.23

PSEG Energy Holdings

  0.52

  0.74

PSE&G

$   1.02

$   1.87

PSEG Power

2006

2007

For the years ended December 31,

See page 44 for Items excluded from Net Income to reconcile to Operating Earnings

Full year operating earnings by subsidiary

* Historical amounts have been adjusted to reflect the effects of the 2:1 stock split in February 2008, retroactively.

Strong earnings growth in 2007 and projected for 2008

$2.80 - $3.05

$1.73*

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

* Historical amounts have been adjusted to reflect the effects of the 2:1 stock split in February 2008, retroactively.

See page 44 for Items excluded from Net Income to reconcile to Operating Earnings

161

115

262

376

515

949

45-60

350-370

1,040-1,140

(66)

(63)

(15)-(10)

2006

2007

2008

$2.71*

Cash
from
Ops

Net Shareholder
Dividend

Financing

Share Repurchases /
New Investments*

PSEG Sources and Uses
2007 - 2011

Asset
Sales

Excess cash between $2.0B and $2.5B expected to be
available through 2011…

… which could translate into approximately $5.0B of new
investment (50/50 capital structure) with asset sales by
Holdings providing upside potential.

Investment

$0.0

$3.0

$6.0

$9.0

$12.0

$15.0

Sources

Uses

$2.0 – $2.5

Meeting commitments

2007 earnings at top of guidance

System reliability enhanced with expansion of transmission system

New investment in peaking generation

Turning challenges into opportunities

Addressing NJ’s Clean Energy goals

Solar initiative and energy efficient pilot programs

PSE&G to use more energy efficient equipment and vehicles

NJ support for emissions portfolio standard

Building foundation for growth

Selling non-core assets

Meeting targets for debt reduction

Capital program expanded

Public Service Enterprise Group dedicated to…

… operational excellence, financial strength and disciplined investment.

Financial
Strength

Operational excellence is our foundation for success…

… and this will yield financial strength that will be deployed through disciplined investment.

Operational
Excellence

Disciplined
Investment

Public Service Enterprise Group

APPENDIX

PSEG EPS Reconciliation – Q4 2006 versus Q4 2007

      Q4 2007
operating
earnings

       Q4 2006
operating
earnings

* See page 44 for Items excluded from Net Income to reconcile to Operating Earnings

Weather    .03

Rate relief   .02

Volume &
demand   .01

O&M   (.03)

Other   (.01)

Recontracting &
strong markets   .16

BGSS  .03

MTM and O&M   .01

Global

Texas – MTM  .03 &
operations  .01

Effective tax rate   .02

Interest  expense   .01

Other operations   (.01)

Resources

Interest expense   .01

Effective tax rate   (.01)

$0.27

$0.20

$0.02

$0.06

$0.55

PSE&G

Power

Holdings

0.00

0.15

0.30

0.45

0.60

PSEG EPS Reconciliation – Full Year 2006 versus Full Year 2007

       2007
operating
earnings

        2006
operating
earnings

* See page 44 for Items excluded from Net Income to reconcile to Operating Earnings

$1.72

$0.22

$0.85

($0.09)

$2.71

PSE&G

Power

Holdings

Recontracting &
strong markets   .74

BGSS   .11

Higher tax rate in
2006   .02

Depreciation, interest
& other   (.01)

MTM   (.01)

Rate relief
.13

Weather    .07

Volume &
demand   .04

Transmission
& appliance
services  .02

O&M & other
(.04)

Texas – MTM  (.03) &
operations  (.03)

Italy   (.04)

Other   .03

Resources  (.02)

0.00

1.00

2.00

3.00

The potential impact of CO2 on PSEG Power…

$7.20

100%

Total

$0.00

$0.0

0%

Nuclear

$1.60

$4.0

40%

Gas CC

$0.60

$6.0

10%

CTs

$5.00

$10.0

50%

Coal

Impact

$/MWh

On margin
(approximate)

Dispatch curve implication @ $10/ton*

By Fuel Type

$12.0

$18.0

$30.0

@$30

$4.0

$6.0

$10.0

@$10

$2.0

$3.0

$5.0

@$5

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

53%

24%

21%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,196

… is mitigated by a low-carbon generation portfolio.

* For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.

Low-cost portfolio

Strong cash generator

Regional focus with demonstrated
BGS success

Assets favorably located

Many units east of PJM constraint

Southern NEPOOL/ Connecticut
constraint

Near customers/load centers

Integrated generation and portfolio
management optimizes asset-
based revenues

… which provides for risk mitigation and strong returns.

Power’s assets reflect a diverse blend of fuels and
technologies…

18%

47%

8%

26%

Fuel Diversity – 2008

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2007

53%

24%

21%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,196

Total MW: 13,300

... which experience higher prices during periods of high
demand.

Power’s assets are located in attractive markets near load
centers…

Current plant locations,

site expansion capability

Bethlehem Energy Center

(Albany)

New Haven

Bergen

Kearny

Essex

Sewaren

Edison

Linden

Mercer

Burlington

National Park

Hudson

Conemaugh

Keystone

Bridgeport

Peach Bottom

Hope Creek

Salem

System Interface

$475 - $525

$700 -  $750

2007 – 2010
Total

($ million)

2010

Mercer

2010

Hudson Unit
2

Completion
Date

Environmental Capital Requirements

Emissions Control Technology Projects

- NOx control – SCR

- SO2 control – Scrubber

- Hg and particulate matter control -
  Baghouse

Hudson Unit 2 (608 MW)

NOx control – SCR installation complete

SO2 control – Scrubbers

Hg and particulate matter control –
Baghouse

Mercer (648 MW) – Units 1&2

Our environmental response…

… will help preserve the availability of our fossil fleet.

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%

As markets tighten, increased
production is anticipated

$/mmbtu

$/MWh

… influenced by market dynamics.

(1) Central Appalachian coal

(2) Source: PSEG ER&T; Forward prices as of December 31, 2007

Long-term market prices…

Electricity

(left scale)

Natural Gas Henry Hub

(right scale)

(2)

(2)

(2)

(2)

(2)

$20

$30

$40

$50

$60

$70

$80

2003

2004

2005

2006

2007

2008

Fwd

2009

Fwd

2010

Fwd

2011

Fwd

2012

Fwd

$0

$3

$6

$9

$12

Coal(1)

(right
scale)

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

* Reflects 2:1 stock split, effective February 5, 2008.

$ Millions (except EPS)

2007

2006

2007

2006

2007

2006

2007

2006

Merger related Costs:

PSE&G

-

$

-

$

-

$

(1)

$

Enterprise

-

(1)

-

(7)

Total Merger related Costs

-

$

(1)

$

-

$

(8)

$

-

$

-

$

-

$

(0.02)

$

Impact of Asset Sales:

Loss on Sale of RGE

-

-

-

(178)

-

$

-

$

-

$

(0.35)

$

Chilquinta & Luz Del Sur

(23)

-

(23)

-

(0.05)

-

(0.05)

-

Write down of Turboven

-

-

(7)

-

-

-

(0.01)

-

Premium on bond redemption

(28)

-

(28)

(7)

(0.05)

-

(0.05)

(0.01)

Total Impact of Asset Sales

(51)

$

-

$

(58)

$

(185)

$

(0.10)

$

-

$

(0.11)

$

(0.36)

$

Discontinued Operations:

Power - Lawrenceburg

-

$

(220)

$

(8)

$

(239)

$

-

$

(0.43)

$

(0.02)

$

(0.47)

$

Holdings:

SAESA

(69)

32

(33)

57

(0.13)

0.06

(0.06)

0.11

Electroandes

67

6

57

16

0.13

0.01

0.11

0.03

Elcho and Skawina

-

-

-

226

-

-

-

0.45

                Total Holdings

(2)

$

38

$

24

$

299

$

-

$

0.07

$

0.05

$

0.59

$

Total Discontinued Operations

(2)

$

(182)

$

16

$

60

$

-

$

(0.36)

$

0.03

$

0.12

$

Quarters Ended Dec. 31,

Years Ended Dec. 31,

Impact to PSEG EPS

Quarters Ended Dec. 31,

Years Ended Dec. 31,